Exhibit 99.3
THIS AMENDED AND RESTATED PROMISSORY NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY IS SUBORDINATE TO ALL SENIOR INDEBTEDNESS IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN AMENDED AND RESTATED SUBORDINATION AGREEMENT DATED AS OF APRIL 26, 2006 (THE “SUBORDINATION AGREEMENT”) BY GARLOCK SEALING TECHNOLOGIES LLC IN FAVOR OF BANK OF AMERICA, N.A., AS AGENT FOR ITSELF AND CERTAIN OTHER SENIOR LENDERS.
COLTEC INDUSTRIES INC
Amended and Restated Promissory Note Due January 1, 2017

Charlotte, North Carolina
$73,381,000	As of January 1, 2010
     1. Payment of Principal and Interest.
     Coltec Industries Inc, a Pennsylvania corporation (hereinafter called the “Company”), for value received hereby promises to pay to Garlock Sealing Technologies LLC, a North Carolina limited liability company (and successor by conversion to Garlock Sealing Technologies, a Delaware limited liability company), or registered assigns (the “Holder”), the principal sum of Seventy-Three Million Three Hundred Eighty-One Thousand Dollars ($73,381,000), plus interest (computed on the basis of a 365-day year) on the unpaid balance of such principal amount at the applicable rate described below, accruing from and after January 1, 2010, payable in the manner described below until such balance shall have been paid or duly provided for. Payment of the principal of and interest on this Note shall be made at the principal office of the Company or at such other office or agency as the Company shall have designated in writing to the Holder of this Note, with any cash payments required by the terms of this Note to be made in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The payment of principal on this Note will be made only upon presentation and surrender of this Note at the principal offices of the Company or, if so appointed, at the office or agency of the Company referred to above. If not sooner paid, and if not accelerated as provided herein, the entire remaining indebtedness shall be due and payable on January 1, 2017.
     The outstanding principal amount of this Note (including all interest the payment of which has been deferred pursuant to the terms of this Note) shall bear interest at a rate equal to 11.0% per annum for the time period on and after January 1, 2010. Interest shall be payable to the Holder in arrears on an annual basis, and interest payments shall be made on January 31 of each year for the prior calendar year during the term of this Note, commencing January 31, 2011; provided, however, that if any date on which interest would be payable pursuant to the preceding clause is not a Business Day (as defined hereinafter), such payment may be made on the immediately prior Business Day.
     On each date on which interest is due pursuant to the foregoing paragraph, the Company shall make a cash payment to the Holder in an amount equal to 6.5% per annum of the principal balance outstanding under this Note and defer payment of an amount equal to 4.5% per annum of the principal balance outstanding under this Note. The amount of any deferred payment (each, a “PIK Amount”) shall become and be deemed to be an additional principal amount outstanding under this Note on which interest shall begin accruing hereunder on the January 1 immediately preceding the deferral date (compounded annually). To the extent requested from time to time by the Holder, the Company shall issue a replacement note to evidence any PIK Amount; provided that the absence of or failure to request or issue such replacement note shall not affect the validity of such obligation, its character as principal, or the Company’s obligations with respect thereto.
     Notwithstanding anything to the contrary herein, and subject to the provisions of the Subordination Agreement, in the event that (a) the Holder is unable to pay the ordinary course operating expenses of its business (which operating expenses, for avoidance of doubt, shall exclude any losses, damages, liabilities, expenses or obligations related to asbestos litigation affecting the Holder) for at least ten Business Days due to inadequate liquidity, and (b) the Holder is unable to borrow under any credit facility to which it has access in order to fund the payment of such operating expenses in the ordinary course of its business, the Holder may require the Company, upon the date requested by the Holder at least ten business days after notice of the events described in clauses (a) and (b) above is given to the Company, to pay to the Holder in cash any accrued PIK Amounts required to meet such ordinary course operating expenses; provided, that in no event shall the Company be required to make cash payments under this paragraph, (i) in any calendar month, in excess of 1% of the principal balance then outstanding under this Note or (ii) in any calendar year, in excess of 4.5% of the principal balance then outstanding under this Note.
     The Company and the Holder hereby agree that if, after the date hereof, the Company suffers any loss or damage or incurs any liability or expense, in each case solely related to the presence of asbestos in products previously manufactured by the Original Holder or to allegations that the Company has liability to the Original Holder or for the Original Holder’s liabilities based on alter ego, successor, veil piercing, transferee or other derivative liability theories (collectively, “Damages”), the Company may set off the amount of such Damages against any principal or interest amounts outstanding under this Note but only to the extent of amounts actually paid by the Company; provided, however, that to the extent that such set off arises on account of Damages that are settlements of individual asbestos claims, such settlements must not be inconsistent with the historical settlements for the Original Holder or unreasonable under the circumstances. The Company acknowledges that, after any such set off, the Holder will have the right to contest the Company’s determination that the Damages solely related to the presence of asbestos in products previously manufactured by the Original Holder or to allegations that the Company had liability to the Original Holder or for the Original Holder’s liabilities based on alter ego, successor, veil piercing, transferee or other derivative liability theories.
     This Note is secured by a pledge of the Company’s units in Coltec Industrial Products LLC, a Delaware limited liability company, and certain of the Company’s membership interests in GGB LLC, a Delaware limited liability company, pursuant to that certain Amended and Restated Pledge Agreement dated of even date herewith made by the Company.
     2. Registration, Assignment and Transfer and Exchange.
     This Note shall not be sold, assigned, transferred, pledged or otherwise disposed of unless notice is given to the Company as provided herein.

     The transfer or assignment of this Note shall be effected by the Holder hereof by the delivery of this Note, together with the instrument of assignment attached hereto as Exhibit I, properly completed in accordance with the terms and conditions of this Note, to the Company at its principal office or at such other location as the Company shall designate in writing to the Holder. Such a transfer or assignment of this Note shall become effective only upon, and shall not be effective for any purpose until, the Company has received this Note, acknowledged and approved such transfer or assignment, and registered and delivered a new Note, executed by the Company, to the Assignee. This paragraph shall not apply to the pledge of this Note by the Holder to a third party (e.g., as security for obligations of the Holder to such third party), but shall apply to any transfer or assignment of this Note to or by such third party pursuant to such pledge.
     3. Definitions.
     For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires:
     “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of North Carolina are authorized or obligated by law or executive order to close.
     “Company” means the Person named as the “Company” in the first paragraph of this instrument until any successor shall have become such pursuant to the applicable provisions of this Note, and thereafter “Company” shall mean any such successor.
     “Event of Default” has the meaning specified in Section 4.
     “Holder” means the Person named as the “Holder” in the first paragraph of this instrument until any successor shall have become the holder hereof pursuant to the applicable provisions of this Note, and thereafter “Holder” shall mean any such successor.
     “Note” means this Amended and Restated Promissory Note, as it may be amended from time to time.
     “Original Holder” means Garlock Sealing Technologies, LLC, a North Carolina limited liability company.
     “Person” means an individual, partnership, corporation, joint stock company, trust (including a business trust), unincorporated association, joint venture or other entity, or a foreign state or political subdivision thereof or an agency of such state or subdivision.
     The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Note as a whole and not to any particular Section or other subdivision.
     4. Events of Default.
     “Event of Default,” with respect to this Note, wherever used herein, means each one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
     (a) default in the payment of any interest upon this Note when the same becomes due and payable, and continuance of such default for a period of 30 days; or
     (b) default in the payment of any principal of this Note when it becomes due; or
     (c) default in the performance, or breach, of any other covenant or warranty of the Company in respect of this Note, and continuance of such default or breach for a period of 60 days after there has been given to the Company by the Holder, by registered or certified mail, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or
     (d) the entry of a decree by a court having jurisdiction in the premises adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or
     (e) the institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition, answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.
     5. Acceleration of Maturity; Rescission and Annulment.
     If an Event of Default occurs and is continuing, then the Holder of this Note may declare the principal of this Note to be immediately due and payable, by a notice in writing to the Company, and upon any such declaration the same shall become immediately due and payable.
     At any time after such a declaration of acceleration with respect to this Note has been made and before a judgment or decree for payment of the money due has been obtained by the Holder as hereinafter provided, the Holder by written notice to the Company may rescind and annul such declaration and its consequences if:
     (a) the Company has paid or deposited with the Holder a sum sufficient to pay
     (i) all overdue installments of interest on this Note, and

     (ii) the reasonable expenses and disbursements of the Holder, its agents and counsel; and
     (b) all Events of Default, other than the non-payment of the principal of this Note which has become due solely by such acceleration, have been cured and waived as provided in Section 9.
     No such rescission shall affect any subsequent default or impair any right consequent thereon.
     6. Restoration of Rights and Remedies.
     If the Holder has instituted any proceeding to enforce any right or remedy under this Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Holder, then and in every such case the Company and the Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Holder shall continue as though no such proceeding had been instituted.
     7. Rights and Remedies Cumulative.
     No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
     8. Delay or Omission Not Waiver.
     No delay or omission of the Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Note or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by the Holder.
     9. Waiver of Past Defaults.
     The Holder may waive any past default hereunder and its consequences. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Note, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
     10. Certain Covenants of the Company.
     The Company hereby covenants with the Holder of this Note as follows:
     (a) Payment of Principal, Premium and Interest; Compliance with Terms.

     With respect to this Note, the Company will duly and punctually pay the principal of and interest on this Note in accordance with the terms of this Note, and will duly comply with all the other terms, agreements and conditions contained in, or made in this Note for the benefit of the Holder of this Note.
     (b) Corporate Existence.
     The Company will do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence.
     11. Exemption from Individual Liability.
     No recourse under or upon any obligation, covenant or agreement of this Note, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director, or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. In this regard, it is expressly understood that this Note is solely a corporate obligation of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors, or employees, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Note or implied therefrom. Further, any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director, or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Note or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, execution of this Note.
     12. Note Not for Distribution.
     The Holder is acquiring, and by acceptance on original issue or upon assignment agrees that the Holder has acquired this Note, for investment and not for public distribution, since the Note has not been registered under the Securities Act of 1933, as amended.
     13. Notices.
     All notices hereunder shall be made as follows:
If to the Company, at:
Coltec Industries Inc
c/o EnPro Industries, Inc.
5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
Attention: Treasurer

If to the Holder, at:
Garlock Sealing Technologies LLC
1666 Division Street
Palmyra, New York 14522
Attention: Vice President of Finance
     14. Governing Law.
     This Note shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to the choice of law principles thereof.
     15. Amendment and Restatement.
     This Note amends and restates that certain Promissory Note dated March 11, 2005 in the original principal amount of $73,381,000 (the “Original Note”). All rights, benefits, indebtedness, interests, liabilities and obligations of the parties under the Original Note are hereby renewed, amended, restated and superseded in their entirety according to the terms and provisions set forth in this Note. This Note shall not constitute, nor shall it result in, a waiver of, or release, discharge or forgiveness of, any amounts payable pursuant to the Original Note or any indebtedness, liabilities or obligations of the Company thereunder, all of which are hereby renewed and continued and are hereafter payable and to be performed in accordance with this Note. This Note shall not and does not extinguish the indebtedness or liabilities outstanding in connection with the Original Note, nor does it constitute a novation with respect thereto.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first above written.

COLTEC INDUSTRIES INC
By:	/s/ Orville G. Lunking
	Name:	Orville G. Lunking
	Title:	Treasurer

Acknowledged and agreed: GARLOCK SEALING TECHNOLOGIES LLC
By:	/s/ Donald G. Pomeroy
	Name:	Donald G. Pomeroy
	Title:	Vice President and Chief Financial Officer

EXHIBIT I
FORM OF ASSIGNMENT
     The undersigned Holder of this Note hereby assigns to                                          (herein called the “Assignee”)                      of the interest of the undersigned in such Note, with the effect and subject to the provisions set forth in the Note, such assignment to be effected by delivery of the Note to the Company with this assignment properly completed in accordance with the terms and conditions of this Note, such transfer or assignment to become effective on, and not to be effective for any purpose until, the Company has acknowledged such transfer or assignment and executed and delivered a new Note to the Assignee registered in the name of the Assignee (and, in the case of a partial assignment, a new Note to the undersigned Holder).

Signature
Dated:
Fill in for registration of new Note:

Please print address of Assignee (including zip code number)